SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              ---------------------

                            FRISBY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                                        62-1411534
(State of incorporation or organization)   (I.R.S. employer identification no.)

                              417 South Main Street
                            Freeport, New York 11520
              (Address of principal executive offices) (zip code)
                            ------------------------

     Securities to be registered pursuant to Section 12(b) of the Act:

                                                    Name of each exchange
         Title of each class                        on which each class
         to be so registered                        is to be registered
        ----------------------                  ---------------------------

         Common Stock                              Boston Stock Exchange
                           --------------------------

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective simultaneously pursuant to General Instruction A.(d), please check the following box. [ ]

                           -------------------------

  Securities Act registration statement file number to which this form relates:
                           Registration No. 333-45121
                           --------------------------

     Securities to be registered pursuant to Section 12 (g) of the Act:


                                      None.
                                (Title of Class)

     Item 1. Description of the Registrant's Securities to be Registered

     The information required in response to this item is incorporated by reference to Amendment Number 2 to the Company's Registration Statement on Form SB-2, filed March 30, 1998, Commission File No. 333-45121.

     A final prospectus to be filed by the registrant pursuant to Rule 424(b) under the Securities Act shall be deemed to be incorporated by reference into this registration statement.

Item 2.                    Exhibits

     The following is a list of Exhibit being filed as part of this Form 8-A Registration Statement:


Exhibit
Number            Description


     *3.1.1 -- Articles of Incorporation (North Carolina).

     *3.1.2 -- Articles of Amendment to Articles of Incorporation dated December 23, 1997 (North Carolina).

     *3.1.3 -- Form of Certificate of Incorporation (Delaware).

     *3.2.1 -- By-Laws (North Carolina).

     *3.2.2 -- Form of By-Laws (Delaware).

     p 4.1 -- Form of Common Stock Certificate.

-------------

     * Filed as exhibits to the Company's Form SB-2 Registration Statement (No. 333-45121).

     p Filed in paper form.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized.

Dated:            March 31, 1998

                                          FRISBY TECHNOLOGIES, INC.



                                    By:  \s\ Gregory S. Frisby
                                         ---------------------------------
                                         Gregory S. Frisby, President